SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): November 25, 1999

                               UPMFC TRUST 1999-1

                                  (Depositor)

   (Issuer in respect of Union Planters Mortgage Finance Corp. 1999-1, SERIES

                (Exact name of registrant as specified in charter)

  NEW YORK                      000-23849                  13-4017742
---------------               ---------------------     ----------------
(State or other               (Commission File No.)     (I.R.S. Employer
jurisdiction of                                         Identification No.)
organization)



C/O THE BANK OF NEW YORK, AS TRUSTEE
101 BARCLAY STREET--12E
NEW YORK, NY                                                  10286
----------------------------------------                    ----------
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (818)-304-4428

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)
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Item 5.  Other Events

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                  Union Planters Mortgage Finance Corp. 1999-1
                                 SERIES 1999-1

On November 25, 1999, The Bank of New York, as Trustee for UPMFC TRUST 1999-1, Union Planters Mortgage Finance Corp. SERIES 1999-1 , made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of February 1, 1999, among Union Planters Mortgage Finance Corp. as Depositor, Union Planters N.A., Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

 99 Report to Holders of UPMFC TRUST 1999-1, Union Planters Mortgage Finance Corp. SERIES 1999-1 relating to the distribution date of November 25, 1999 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of February 1, 1999.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 25, 1999


                                       UP


                          By: /s/ David Gresser
                              ------------------------------
                          Name:   David Gresser
                                  Assistant Treasurer
                                  The Bank of New York,
                                  as Trustee



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                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated November 25, 1999